UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2004

                                      WYETH
             (Exact name of registrant as specified in its charter)


      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code:  973-660-5000



                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On November 17, 2004, the Company's Board of Directors approved amendments to the Company's By-laws. These amendments provide for, among other things, changes to the provisions regarding the Company's indemnification of, and advancement of expenses to, its directors, officers and employees (Section
     47), changes to the stockholders meeting procedures to clarify certain adjournment procedures (Section 5) and to provide for inspectors of election (Section 6), and changes to committee appointment requirements to state that the composition of certain committees may be subject to stock exchange listing standards (Sections 23 and 28).

     A copy of the Company's By-Laws, as amended, is attached hereto as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits.

3.2  By-Laws of Wyeth, as amended through November 17, 2004.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 23, 2004       WYETH

                                 By:       /s/ William M. Haskel
                                 ---------------------------------------------
                                 Name:    William M. Haskel
                                 Title:   Vice President and Associate
                                          General Counsel

                                  Exhibit Index


Exhibit No. Description

3.2     By-Laws of Wyeth, as amended through November 17, 2004.